UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 17, 2006
Dreyer’s Grand Ice Cream Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50325	02-0623497
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5929 College Avenue
Oakland, CA 94618
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(510) 652-8187
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 17, 2006, Dreyer’s Grand Ice Cream Holdings, Inc. issued a press release which is attached as Exhibit 99.1 and is incorporated by reference herein in its entirety.
Item 9.01 Financial Statements and Exhibits
          (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 17, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 17, 2006

Dreyer’s Grand Ice Cream Holdings, Inc.
By:	/s/ Mark LeHocky
Mark LeHocky
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 17, 2006.